UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2004

Date of Report (Date of earliest event reported)

HARRAH’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Harrah’s Court
Las Vegas, Nevada 89119
(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1

Item 8.01. Other Events.

Harrah’s Entertainment, Inc. (the “Registrant”) is filing this Current Report on Form 8-K (the “Form 8-K”) to restate its consolidated financial statements to reflect the reclassification of the assets and certain liabilities associated with Harrah’s East Chicago and Harrah’s Tunica as assets and liabilities held for sale and the operating results of these properties for all periods presented as discontinued operations under Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The following restated information is presented in this Form 8-K:

-	Selected Financial Data for the five years ended December 31, 2003 that were originally filed in part II, Item 6 of its Annual Report on Form 10-K for the year ended December 31, 2003 (the “Form 10-K”);

-	Management’s Discussion and Analysis of Financial Condition and Results of Operations that was originally filed in part II, Item 7 of the Form 10-K;

-	Financial Statements and Supplementary Data for the years ended December 31, 2001 through December 31, 2003 that were originally filed in part II, Item 8 of the Form 10-K; and

-	Schedule II — Consolidated Valuation and Qualifying Accounts for the years ended December 31, 2001 through December 31, 2003 that were originally filed in Part IV, Item 15 (a) 2 of the Form 10-K.

Other than the changes reflected in these items, this Form 8-K does not modify or update the disclosures in the Registrant’s Form 10-K for the year ended December 31, 2003 in any way.

The Securities and Exchange Commission (“SEC”) requires the same classification for discontinued operations as is required by SFAS No. 144 when a registrant incorporates by reference financial statements into subsequent SEC filings, such as a registration, proxy or information statement (or amends a previously filed registration, proxy or information statement), such as the joint proxy statement/prospectus filed with the SEC in connection with the merger. Accordingly, the Registrant is filing this Form 8-K to restate its consolidated financial statements for each of the three years in the period ended December 31, 2003 to reflect the reclassification of the Harrah’s East Chicago and Harrah’s Tunica from continuing operations to discontinued operations.

On July 14, 2004, the Registrant signed a definitive agreement to acquire Caesars Entertainment, Inc. in a cash and stock transaction. Under the terms of the agreement, Caesars stockholders will receive either $17.75 in cash or 0.3247 shares of the Registrant’s common stock for each outstanding share of Caesars’ common stock, subject to limitations on the aggregate amount of cash to be paid and shares of stock to be issued. The transaction is subject to regulatory and stockholders’ approval, and other customary conditions.

On September 27, 2004, the Registrant, by and through certain of its subsidiaries, entered into a definitive agreement whereby an affiliate of Colony Capital, LLC will acquire Harrah’s East Chicago and Harrah’s Tunica for approximately $627 million. The transaction is subject to regulatory approval and other customary conditions. The Registrant agreed to sell these two properties in connection with its pending merger with Caesars, although the sale is not conditioned on the closing of the merger.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Selected Financial Data for the five years ended December 31, 2003, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data for the three years ended December 31, 2003 and Schedule II — Consolidated Valuation and Qualifying Accounts for the three years ended December 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2004	By:	/s/ Stephen H. Brammell
Stephen H. Brammell
Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Selected Financial Data for the five years ended December 31, 2003, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplemental Data for the three years ended December 31, 2003 and Schedule II — Consolidated Valuation and Qualifying Accounts for the three years ended December 31, 2003.